------------------------------
                                                         OMB APPROVAL
                                                  ------------------------------
                                                  OMB Number:          3235-0059
                UNITED STATES                     Expires:     February 28, 2006
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             Washington, D.C. 20549

                  SCHEDULE 14A

  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
          EXCHANGE ACT OF 1934 (AMENDMENT NO. )


Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[    ] Preliminary Proxy Statement

[    ]  Confidential,  for Use of the  Commission  Only  (as  permitted  by Rule
        14a-6(e)(2))

[ X  ]  Definitive Proxy Statement

[    ] Definitive Additional Materials

[    ] Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12


                                BARON ASSET FUND
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[  X ]  No fee required.

[    ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1)   Title of each class of securities to which transaction applies:

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         2)   Aggregate number of securities to which transaction applies:

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         3)   Per unit  price  or other  underlying  value of  transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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         4)   Proposed maximum aggregate value of transaction:

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         5)   Total fee paid:

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          Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

SEC 1913 (04-04)

[    ] Fee paid previously with preliminary materials.

[    ] Check box if any part of the is offset as provided  by Exchange  Act Rule
       0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)   Amount Previously Paid:

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         2)   Form, Schedule or Registration Statement No.:

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         3)   Filing Party:

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         4)   Date Filed:

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

                                                                 SEPTEMBER 2004


                                PROXY STATEMENT


                               [REGISTERED LOGO]

                                   B A R O N
                                   F U N D S(r)


                               > BARON ASSET FUND

                               > BARON GROWTH FUND

                               > BARON SMALL CAP FUND

                               > BARON iOPPORTUNITY FUND

                               > BARON FIFTH AVENUE GROWTH FUND

Enclosed is a Proxy Statement and Proxy Voting Card for shareholders of our Funds. We are asking you to vote on the following items:

1. ELECT TRUSTEES. All current trustees are standing for election. In addition there are two new independent trustee nominees. Mr. Dodge is the former chairman of American Tower Corporation and Mr. Fuente is the former chairman of Office Depot. If all the candidates are elected, we will have three interested trustees and seven -- or 70% -- non-interested, independent trustees. This will be a first step in our objective to have at least 75% of the trustees be independent. In August of 2004, the Board elected Mr. Mathewson, the former chairman of International Game Technology, Inc. and an independent trustee who has served on the Board for sixteen years, as its chairman, in advance of the effective date of the SEC's requirement.

2. NAME CHANGE. The name Baron Asset Fund is currently shared by one of our mutual funds and the legal trust which has five series funds, which has led to confusion. We are proposing to change the name of the trust to Baron Investment Funds Trust.

3. CHANGE IN INVESTMENT RESTRICTIONS. The Baron Asset Fund series has different investment restrictions than Baron Growth Fund, Baron Small Cap Fund and Baron iOpportunity Fund. We would like all these series have the same fundamental investment restrictions.

Please read the enclosed Proxy Statement carefully and please cast your votes, either electronically, by telephone, or by marking the proxy card and mailing it to us. Every vote is important to us.

Thank you.

                                BARON ASSET FUND
                                BARON GROWTH FUND
                              BARON SMALL CAP FUND
                             BARON iOPPORTUNITY FUND
                         BARON FIFTH AVENUE GROWTH FUND


                          ----------------------------
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          ----------------------------


To Our Shareholders:

     Please take notice that a Special Meeting of Shareholders (the "Meeting") of Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron iOpportunity Fund and Baron Fifth Avenue Growth Fund, (each a "Fund", collectively "Funds") each of which is a separate series of Baron Asset Fund, a Massachusetts business trust (the "Trust"), will be held at Avery Fisher Hall, Lincoln Center, 10 Lincoln Center Plaza, New York, NY 10023 on October 22, 2004 at 1:00 p.m. eastern time.

     The shareholders of ALL FIVE FUNDS will be asked to consider and vote together as a single class on the following proposal, which is described in the accompanying proxy statement:

     (1)  Election of ten members of the Board of Trustees of the Trust.

     The shareholders of ALL FIVE FUNDS of the Trust will be asked to consider and vote together as a single class on the following proposal, which is described in the accompanying proxy statement:

     (2) Change the name of the Baron Asset Fund Trust to Baron Investment Funds Trust

     The shareholders of the BARON ASSET FUND SERIES will be asked to consider and vote on the additional following proposal, which is described in the accompanying proxy statement:

     (3) To eliminate the fundamental investment restrictions of the Fund and replace them with an updated set of fundamental restrictions.

     The shareholders of EACH FUND will be asked to consider and vote separately on the following proposal, which is described in the accompanying proxy statement:

     (4) To transact such other business as may properly come before the Special Meeting of Shareholders or any adjournment thereof.

     Only holders of record of shares of common stock of the Fund at the close of business on September 8, 2004, are entitled to vote at the Meeting and at any adjournments thereof.

     In the event that the necessary quorum to transact business, or if the vote required to approve a proposal is not obtained at the Meeting, the persons named on the proxy card as proxies may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal and will vote against any such adjournment those proxies to be voted against the proposal.


                                       By order of the Board of Trustees,

                                       /s/ Linda S. Martinson
                                           Linda S. Martinson
                                           Secretary

September 1, 2004

IMPORTANT

     Your vote is important and, as a shareholder, you are asked to be at the Meeting either in person or by proxy. If you are unable to attend the meeting in person we urge you to vote by proxy in case you may not be able to attend in person since you can always revoke your proxy at the meeting. You can do this by:

     1. Completing, signing, dating and promptly returning the enclosed proxy card using the enclosed postage prepaid envelope;

     2.   Calling the toll-free number on your proxy card; or

     3.   Voting at the Internet web site on your proxy card.

     YOUR PROMPT VOTING BY PROXY MAY SAVE THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS TO ENSURE A QUORUM AT THE MEETING. VOTING BY PROXY WILL NOT PREVENT YOU FROM PERSONALLY VOTING YOUR SHARES AT THE MEETING AND YOU MAY REVOKE YOUR PROXY BY ADVISING THE SECRETARY OF THE TRUST IN WRITING (BY SUBSEQUENT PROXY OR THROUGH THE WEB SITE) OR BY TELEPHONE OF SUCH REVOCATION AT ANY TIME BEFORE THE MEETING.

                                BARON ASSET FUND
                                BARON GROWTH FUND
                              BARON SMALL CAP FUND
                             BARON iOPPORTUNITY FUND
                         BARON FIFTH AVENUE GROWTH FUND


                          767 Fifth Avenue, 49th Floor
                               New York, NY 10153


                          ----------------------------
                                 PROXY STATEMENT
                          ----------------------------


GENERAL

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of Baron Asset Fund (the "Trust"), on behalf of its series, BARON ASSET FUND, BARON GROWTH FUND, BARON SMALL CAP FUND, BARON iOPPORTUNITY FUND and BARON FIFTH AVENUE GROWTH FUND. This proxy statement is for use at Special Meeting of Shareholders (the "Meeting"), to be held at Avery Fisher Hall, Lincoln Center, 10 Lincoln Center Plaza, New York, NY 10023 on October 22, 2004 at 1:00 p.m., eastern time, and at any and all adjournments thereof.

This Proxy Statement, the Notice of Special Meeting and the proxy cards are first being mailed to shareholders on or about September 15, 2004, or as soon as practicable thereafter. Any shareholder giving a proxy has the power to revoke it in person at the Meeting, by mail (addressed to the Secretary at the principal office of the Funds, 767 Fifth Avenue, 49th floor, New York, NY 10153), by visiting the Internet website on your proxy card, calling the toll-free number on your proxy card, by executing a superseding proxy, or by submitting a notice of revocation to the Funds. All properly executed proxies received in time for the Meeting will be voted as specified in the Proxy Statement.

     A majority of the outstanding shares must be present in person or by proxy to constitute a quorum for the transaction of business. If the necessary quorum to transact business or the vote required to approve the proposal is not obtained at the Meeting, the persons named as proxies on the proxy card may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit the further solicitation of proxies. Any such adjournment would require the affirmative vote of a majority of the shares voting on the adjournment. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal, and will vote against any such adjournment those proxies that they have been instructed to vote against the proposal. For purposes of determining the presence of a quorum for the Meeting, abstentions will be treated as shares that are present but which have not been voted. Brokers and other nominees may not be eligible to vote on certain matters shares that are not beneficially owned by them and as to which they have not received voting instructions; and accordingly these "broker non-votes" will be disregarded for quorum and voting purposes on such matters. SHAREHOLDERS ARE URGED TO FORWARD THEIR VOTING INSTRUCTIONS PROMPTLY.

     The Annual Financial Report for the Funds of the Trust for the year ended September 30, 2003, was mailed to shareholders the last week in November, 2003. The unaudited Semi-Annual Financial Report for the Funds of the Trust was mailed to shareholders in May of 2004. Both of these reports are available on the website of the Securities and Exchange Commission, www.sec.gov, under the name
                                                    -----------
Baron Asset Fund. Copies are also available free of charge by calling 1.800.992.2766.


PROPOSALS
---------

SUMMARY

     The following table summarizes the proposals being submitted by the Board of Trustees for action at the October 22, 2004 Special Meeting of Shareholders (the "Meeting").

PROPOSALS                                 FUNDS AFFECTED
---------                                 --------------

    1. Elect ten Board members            Baron Asset Fund series
                                          Baron Growth Fund series
                                          Baron Small Cap Fund series
                                          Baron iOpportunity Fund series
                                          Baron Fifth Avenue Growth Fund series

    2. Change name of Trust               Baron Asset Fund series
                                          Baron Growth Fund series
                                          Baron Small Cap Fund series
                                          Baron iOpportunity Fund series
                                          Baron Fifth Avenue Growth Fund series

    3. Change investment restrictions     Baron Asset Fund series

     Trustees will be elected by plurality vote, with the nominees receiving the most votes being elected. The change in the name of the Trust requires the affirmative vote by a majority of the shares present and voting on the proposal, and the change in investment restrictions of the Baron Asset Fund series requires the affirmative vote of the lesser of: (a) 67% of the Baron Asset Fund series' shares present at the Meeting if more than 50% of such shares outstanding on the record date are present in person or by proxy or (b) more than 50% of the shares of the Baron Asset Fund series' shares outstanding on the record date.

     Holders of record of the shares of the Funds at the close of business on September 8, 2004, (the "Record Date") will be entitled to one vote per share for each Fund on all business relevant to that Fund to be conducted at the Meeting.

     PROPOSAL 1 asks shareholders of all five Funds to elect ten Board members to the Board of Trustees. It is intended that the enclosed proxy will be voted for the nominees listed below unless such authority has been withheld in the proxy. Except for Mr. Dodge and Mr. Fuente, all nominees named below are currently Trustees and have served in that capacity for many years as indicated below. Mr. Dodge and Mr. Fuente are nominated to fill vacancies. Mr. Dodge and Mr. Fuente, as well as five other trustees, are independent. Three trustees are "interested". Each of the current Trustees oversees the five Funds of the Trust. Charles N. Mathewson, an independent trustee, was elected to serve as Baron Funds' chairman on August 3, 2004.

     The Board of Trustees held four regular quarterly meeting during the fiscal year that ended September 30, 2003. In addition, it held one special meeting.

     The Board of Trustees has established four committees, i.e., Audit, Executive, Nominating and Independent. There are two members of the Audit Committee, Norman S. Edelcup, and Raymond Noveck, both Non-Interested Trustees. The Board has determined that they have at least one independent Audit Committee financial expert. The Audit Committee recommends to the full Board the engagement or discharge of the Funds' independent accountants; directs investigations into matters within the scope of the independent accountants' duties; reviews with the independent accountants the results of the audits; and reviews the independence of the independent accountants. For the fiscal year ended September 30, 2003, each member of the Audit Committee received an aggregate of $2,500 in annual compensation for serving on the Audit Committee. The Audit Committee met twice during the fiscal year ended September 30, 2003.

     There are three members of the Executive Committee which is empowered to exercise all of the powers, including the power to declare dividends, of the full Board of Trustees when the full Board of Trustees is not in session. The members of the Executive Committee are Ronald Baron, Morty Schaja and Linda S. Martinson, all of whom serve on the committee without compensation. Mr. Baron, Mr. Schaja and Ms. Martinson are Interested Trustees. There were four meetings of the Executive Committee during the fiscal year ended September 30, 2003.

     There are five  members of the  Nominating  Committee,  Norman S.  Edelcup,
Charles N. Mathewson, Harold W. Milner, Raymond Noveck and Dr. David A. Silverman, all of whom are Non-Interested Trustees and who serve without compensation. The Nominating Committee does not have a formal charter. There were no meetings of the Nominating Committee during the fiscal year ended September 30, 2003.

     The Nominating Committee recommends to the full Board those persons to be nominated for election as Trustees by shareholders and selects and proposes nominees for election by Trustees between shareholder meetings. The Nominating Committee does not normally consider candidates proposed by shareholders for election as Trustees. It does not consider trustee candidates recommended by security holders because the Board believes that the Committee itself can more efficiently find qualified candidates for consideration. The Committee gathers a list of prospective candidates. The Committee generally requires that any candidate be a highly experienced, knowledgeable individual with experience either in the industry or as directors or senior executives of public companies. The Committee does consider candidates recommended by current Trustees, including Interested Trustees. The Committee meets privately with all candidates, questions references, and gathers background information some of which may be from independent sources. The Committee then meets to consider the potential nominees and votes to make a nomination. Mr. Dodge and Mr. Fuente were recommended to the Committee by Ronald Baron, the Trust's president, the Adviser's chief executive officer and an Interested Trustee, and were approved by the Nominating Committee.

     There are five members of the Independent Committee, all of whom serve on the Committee without compensation. The members of the Independent Committee are Norman S. Edelcup, Charles N. Mathewson, Harold W. Milner, Raymond Noveck and Dr. David A. Silverman, all who are Non-Interested Trustees. The Committee discusses various Fund matters, including the advisory contract and distribution plan. This Committee met two times during the fiscal year ended September 30, 2003.

     Fund shareholders who wish to send communications to the Board may do so by sending e-mail to trustees@BaronFunds.com, which e-mail will be promptly
                     -----------------------
forwarded to each Board member. However, the Secretary reserves the right not to forward to the Trustees any abusive, threatening or otherwise inappropriate materials.

1. NOMINEES FOR BOARDS OF TRUSTEES

                                                                                                    NUMBER OF
                                                                                                   PORTFOLIOS IN      OTHER
                                            TERM OF OFFICE                                        FUND COMPLEX      DIRECTORSHIPS
                             POSITION(S)    AND LENGTH OF        PRINCIPAL OCCUPATION(S)           OVERSEEN BY     HELD BY TRUSTEE
NAME, ADDRESS & AGE          WITH FUNDS      TIME SERVED         DURING PAST FIVE YEARS             TRUSTEE         OR NOMINEE
-------------------         -----------    --------------      -----------------------            -------------   -----------------
INTERESTED:
Ronald Baron                President,     The term of         Chairman, CEO, and Director,         All (7)       None outside the
767 Fifth Avenue, 49th fl   CEO, Chief     service is until    Baron Capital, Inc. (1982-Present);                Baron Funds
New York, NY 10153          Investment     cessation; the      Baron Capital Management, Inc.                     Complex.
Age: 61                     Officer,       length of time      (1983-Present); Baron Capital
                            Portfolio      served as Trustee   Group, Inc. (1984-Present);
                            Manager        is 16 years.        BAMCO, Inc. (1987-Present);
                            and Trustee                        Fund (1987-Present); Portfolio
                                                               Manager, Baron Growth Fund
                                                               (1995-Present); President (2004-
                                                               Present), Chairman (1999-2004),
                                                               CIO and Trustee (1987-Present), the
                                                               Trust; President (2004-Present),
                                                               Chairman (1997-2004), CIO and
                                                               Trustee (1997-Present), Baron
                                                               Capital Funds Trust; President
                                                               (2004-Present), Chairman (2003-
                                                               2004), CIO and Trustee (2003-
                                                               Present), Baron Select Funds.

                                       8

                                                                                                    NUMBER OF
                                                                                                   PORTFOLIOS IN      OTHER
                                            TERM OF OFFICE                                        FUND COMPLEX      DIRECTORSHIPS
                             POSITION(S)    AND LENGTH OF        PRINCIPAL OCCUPATION(S)           OVERSEEN BY     HELD BY TRUSTEE
NAME, ADDRESS & AGE          WITH FUNDS      TIME SERVED         DURING PAST FIVE YEARS             TRUSTEE         OR NOMINEE
-------------------         -----------    --------------      -----------------------            -------------   -----------------

INTERESTED:
Linda S. Martinson          Vice           The term of         General Counsel, Vice President &      All (7)     None outside the
767 Fifth Avenue, 49th fl   President,     service is until    Secretary, Baron Capital, Inc.                     Baron Funds
New York, NY 10153          Secretary,     cessation; the      (1983-Present); BAMCO, Inc.                        Complex.
Age: 49                     General        length of time      (1987-Present); Baron Capital
                            Counsel        served as Trustee   Group, Inc. (1984-Present); Baron
                            and Trustee    is 16 years.        Capital Management, Inc. (1983-
                                                               Present); Vice President, Secretary,
                                                               General Counsel and Trustee, the
                                                               Trust (1987-Present); Vice
                                                               President, Secretary, General
                                                               Counsel and Trustee, Baron Capital
                                                               Funds Trust (1997-Present); Vice
                                                               President, General Counsel,
                                                               Secretary and Trustee, Baron Select
                                                               Funds (2003-Present).

                                       9


                                                                                                    NUMBER OF
                                                                                                   PORTFOLIOS IN      OTHER
                                            TERM OF OFFICE                                        FUND COMPLEX      DIRECTORSHIPS
                             POSITION(S)    AND LENGTH OF        PRINCIPAL OCCUPATION(S)           OVERSEEN BY     HELD BY TRUSTEE
NAME, ADDRESS & AGE          WITH FUNDS      TIME SERVED         DURING PAST FIVE YEARS             TRUSTEE         OR NOMINEE
-------------------         -----------    --------------      -----------------------            -------------   -----------------

INTERESTED:
Morty Schaja                Executive      The term of         President and Chief Operating          All (7)     None outside the
767 Fifth Avenue, 49th fl   Vice           service is until    Officer, Baron Capital, Inc. (1999-                Baron Funds
New York, NY 10153          President,     cessation; the      Present); Senior Vice President and                Complex.
Age: 49                     Chief          length of time      Chief Operating Officer, Baron
                            Operating      served as Trustee   Capital, Inc. (1997-1999); Managing
                            Officer and    is 6 years.         Director, Vice President, Baron
                            Trustee                            Capital, Inc. (1991-1999); Director,
                                                               Baron Capital Group, Inc., Baron
                                                               Capital Management, Inc., and
                                                               BAMCO, Inc. (1997-Present);
                                                               Executive Vice President (2004-
                                                               Present), President (1999-2004)
                                                               COO (1999-Present), and Trustee
                                                               (1996-Present), Baron Asset Fund;
                                                               Executive Vice President (2004-
                                                               Present), President (1999-2004)
                                                               COO (1999-Present), and Trustee
                                                               (1997-Present), Baron Capital Funds
                                                               Trust; Executive Vice President
                                                               (2004-Present), President (1999-
                                                               2004), COO (1999-Present) and
                                                               Trustee (2003-Present) Baron Select
                                                               Funds.

                                      10

                                                                                                    NUMBER OF
                                                                                                   PORTFOLIOS IN      OTHER
                                            TERM OF OFFICE                                        FUND COMPLEX      DIRECTORSHIPS
                             POSITION(S)    AND LENGTH OF        PRINCIPAL OCCUPATION(S)           OVERSEEN BY     HELD BY TRUSTEE
NAME, ADDRESS & AGE          WITH FUNDS      TIME SERVED         DURING PAST FIVE YEARS             TRUSTEE         OR NOMINEE
-------------------         -----------    --------------      -----------------------            -------------   -----------------

NON-INTERESTED:
Steven B. Dodge             Nominee        Term of service is  CEO, Windover Development               N/A        Chairman of the
239 Summer Street                          until cessation.    Corporation (2004-Present)(private      (0)        Audit Committee,
Manchester, MA 01944                                           real estate development company);                  Member of
Age: 59                                                        Founder and Chairman, American                     Executive and
                                                               Tower Corporation (1998-2004);                     Special
                                                               Founder, Chairman and CEO,                         Independent
                                                               American Radio Systems (1988-                      Committees,
                                                               1998); Founder, Chairman and                       Sotheby's
                                                               CEO, American Cablesystems                         Holdings, Inc.
                                                               (1978-1988); Chairman of the Audit                 (2000-Present);
                                                               Committee, Member of Executive                     Chairman of
                                                               and Special Independent                            Audit Committee
                                                               Committees, Sotheby's Holdings,                    (2000-2004),
                                                               Inc. (2000-Present); Chairman of                   Member of the
                                                               Audit Committee (2000-2004),                       Audit Committee
                                                               Member of the Audit Committee                      (2000-Present)
                                                               (2000-Present) Nextel Partners, Inc.               Nextel Partners,
                                                                                                                  Inc.

                                      11

                                                                                                    NUMBER OF
                                                                                                   PORTFOLIOS IN      OTHER
                                            TERM OF OFFICE                                        FUND COMPLEX      DIRECTORSHIPS
                             POSITION(S)    AND LENGTH OF        PRINCIPAL OCCUPATION(S)           OVERSEEN BY     HELD BY TRUSTEE
NAME, ADDRESS & AGE          WITH FUNDS      TIME SERVED         DURING PAST FIVE YEARS             TRUSTEE         OR NOMINEE
-------------------         -----------    --------------      -----------------------            -------------   -----------------

NON-INTERESTED:
Norman S. Edelcup           Trustee        The term of         Senior Vice President & Director,       All        Director, Florida
244 Atlantic Isles                         service is until    Florida Savings Bancorp (2001-          (7)        Savings Bancorp
Sunny Isles Beach,                         cessation; the      Present); Mayor (October 2003-                     (2001-Present);
FL 33160                                   length of time      Present), Commissioner, Sunny Isles                Director, Valhi,
Age: 69                                    served as Trustee   Beach, Florida (2001-2003); Senior                 Inc. (1975-
                                           is 16 years.        Vice President, Item Processing of                 Present).
                                                               America (1999-2000) (a subsidiary
                                                               of The Intercept Group); Chairman,
                                                               Item Processing of America (1989-
                                                               1999) (a financial institution service
                                                               bureau); Director, Valhi, Inc. (1975-
                                                               Present) (diversified company);
                                                               Director, Artistic Greetings, Inc.
                                                               (1985-1998); Trustee (1987-
                                                               Present), Baron Asset Fund; Trustee
                                                               (1997-Present), Baron Capital Funds
                                                               Trust; Trustee (2003-Present), Baron
                                                               Select Funds.

                                      12

                                                                                                    NUMBER OF
                                                                                                   PORTFOLIOS IN      OTHER
                                            TERM OF OFFICE                                        FUND COMPLEX      DIRECTORSHIPS
                             POSITION(S)    AND LENGTH OF        PRINCIPAL OCCUPATION(S)           OVERSEEN BY     HELD BY TRUSTEE
NAME, ADDRESS & AGE          WITH FUNDS      TIME SERVED         DURING PAST FIVE YEARS             TRUSTEE         OR NOMINEE
-------------------         -----------    --------------      -----------------------            -------------   -----------------

NON-INTERESTED:
David I. Fuente             Nominee        Term of service is  Director, (1987-Present), Chairman,     N/A        Director, (1987-
701 Tern Point Circle                      until cessation.    (1987-2002), and CEO (1987-2000)        (0)        Present),
Boca Raton, FL 33431                                           Office Depot; Director, Ryder                      Chairman, (1987-
Age: 58                                                        System, Inc. (1998-Present);                       2002), and CEO
                                                               Director, Dick's Sporting Goods,                   (1987-2000)
                                                               Inc. (1993-Present).                               Office Depot;
                                                                                                                  Director, Ryder
                                                                                                                  System, Inc.
                                                                                                                  (1998-Present);
                                                                                                                  Director, Dick's
                                                                                                                  Sporting Goods,
                                                                                                                  Inc. (1993-
                                                                                                                  Present).

                                      13

                                                                                                    NUMBER OF
                                                                                                   PORTFOLIOS IN      OTHER
                                            TERM OF OFFICE                                        FUND COMPLEX      DIRECTORSHIPS
                             POSITION(S)    AND LENGTH OF        PRINCIPAL OCCUPATION(S)           OVERSEEN BY     HELD BY TRUSTEE
NAME, ADDRESS & AGE          WITH FUNDS      TIME SERVED         DURING PAST FIVE YEARS             TRUSTEE         OR NOMINEE
-------------------         -----------    --------------      -----------------------            -------------   -----------------

NON-INTERESTED:
Charles N. Mathewson        Chairman       Term of service is  Chairman Emeritus (October 2003-        All        Chairman
9295 Prototype Road                        until cessation;    Present), Chairman (1986-2003),         (7)        Emeritus (October
Reno, NV 89521                             the length of time  International Game Technology, Inc.                2003-Present),
Age: 76                                    served as           (manufacturer of microprocessor-                   Chairman (1986-
                                           Chairman is since   controlled gaming machines and                     2003), Inter-
                                           08/04 and as        monitoring systems); Chairman,                     national Game
                                           Trustee is 16       American Gaming Association                        Technology, Inc.
                                           years.              (1994-2002); Chairman (2004-                       (manufacturer of
                                                               Present) and Trustee (1987-Present),               microprocessor-
                                                               Baron Asset Fund; Chairman (2004-                  controlled gaming
                                                               Present) and Trustee (1997-Present),               machines and
                                                               Baron Capital Funds Trust;                         monitoring
                                                               Chairman (2004-Present) and                        systems);
                                                               Trustee (2003-Present), Baron                      Chairman,
                                                               Select Funds.                                      American Gaming
                                                                                                                  Association
                                                                                                                  (1994-2002).

                                      14


                                                                                                    NUMBER OF
                                                                                                   PORTFOLIOS IN      OTHER
                                            TERM OF OFFICE                                        FUND COMPLEX      DIRECTORSHIPS
                             POSITION(S)    AND LENGTH OF        PRINCIPAL OCCUPATION(S)           OVERSEEN BY     HELD BY TRUSTEE
NAME, ADDRESS & AGE          WITH FUNDS      TIME SERVED         DURING PAST FIVE YEARS             TRUSTEE         OR NOMINEE
-------------------         -----------    --------------      -----------------------            -------------   -----------------

NON-INTERESTED:
Harold W. Milner            Trustee        Term of service is  Retired; President and CEO, Kahler      All        None outside the
2293 Morningstar Drive                     until cessation;    Realty Corporation (1985-1997)          (7)        Baron Funds
Park City, UT 84060                        the length of time  (hotel ownership and management);                  Complex.
Age: 69                                    served as Trustee   Trustee (1987-Present), Baron Asset
                                           is 16 years.        Fund; Trustee (1997-Present), Baron
                                                               Capital Funds Trust; Trustee (2003-
                                                               Present), Baron Select Funds.

Raymond Noveck              Trustee        Term of service is  Private Investor (1999-Present);        All        None outside the
31 Karen Road                              until cessation;    President, The Medical Information      (7)        Baron Funds
Waban, MA 02168                            the length of time  Line, Inc. (1997-1998) (health care                Complex.
Age: 61                                    served as Trustee   information); President, Strategic
                                           is 16 years.        Systems, Inc. (1990-1997) (health
                                                               care information); Director,
                                                               Horizon/CMS Healthcare
                                                               Corporation (1987-1997); Trustee
                                                               (1987-Present), Baron Asset Fund;
                                                               Trustee (1997-Present), Baron
                                                               Capital Funds Trust; Trustee (2003-
                                                               Present), Baron Select Funds.

                                      15


                                                                                                    NUMBER OF
                                                                                                   PORTFOLIOS IN      OTHER
                                            TERM OF OFFICE                                        FUND COMPLEX      DIRECTORSHIPS
                             POSITION(S)    AND LENGTH OF        PRINCIPAL OCCUPATION(S)           OVERSEEN BY     HELD BY TRUSTEE
NAME, ADDRESS & AGE          WITH FUNDS      TIME SERVED         DURING PAST FIVE YEARS             TRUSTEE         OR NOMINEE
-------------------         -----------    --------------      -----------------------            -------------   -----------------

NON-INTERESTED:
David A. Silverman, MD      Trustee        Term of service is  Physician and Faculty, New York         All        None outside the
146 Central Park West                      until cessation;    University School of Medicine           (7)        Baron Funds
New York, NY 10024                         the length of time  (1976-Present); Trustee (1987-                     Complex.
Age: 54                                    served as Trustee   Present), Baron Asset Fund; Trustee
                                           is 16 years.        (1997-Present), Baron Capital Funds
                                                               Trust; Trustee (2003-Present), Baron
                                                               Select Funds.

     The following table shows the dollar range of shares beneficially owned by each Trustee as of July 31, 2004:

                                                                                                        AGGREGATE DOLLAR
                                                                                                         RANGE OF EQUITY
                                                      DOLLAR RANGE OF EQUITY                            SECURITIES IN ALL
                                                     SECURITIES IN THE FUNDS                          REGISTERED INVESTMENT
                             -----------------------------------------------------------------------  COMPANIES OVERSEEN BY
                                 BARON        BARON       BARON         BARON            BARON        TRUSTEE IN FAMILY OF
NAME OF TRUSTEE OR NOMINEE       ASSET       GROWTH     SMALL CAP   iOPPORTUNITY   FIFTH AVE GROWTH   INVESTMENT COMPANIES
-----------------------------------------------------------------------------------------------------------------------------------
Interested:
Ronald Baron^                >$100,000    >$100,000    >$100,000    >$100,000          >$100,000            >$100,000
-----------------------------------------------------------------------------------------------------------------------------------
                             $ 10,001-    $ 50,000-    $ 50,000-                      $  10,001-
Linda S. Martinson           $  50,000    $ 100,000    $ 100,000       $0             $   50,000            >$100,000
-----------------------------------------------------------------------------------------------------------------------------------
Morty Schaja*                >$100,000    >$100,000    >$100,000    >$100,000          >$100,000            >$100,000
-----------------------------------------------------------------------------------------------------------------------------------
Non-Interested:
                             $ 50,000-    $ 10,001-    $ 10,001-
Norman Edelcup               $ 100,000    $  50,000    $  50,000   $1-$10,000         $1-$10,000            >$100,000
-----------------------------------------------------------------------------------------------------------------------------------
                             $ 10,001-    $ 10,001-
Charles Mathewson            $  50,000    $  50,000        $0          $0              >$100,000            >$100,000
-----------------------------------------------------------------------------------------------------------------------------------
                                          $ 50,000-    $ 10,001-   $  10,001-         $  10,001-
Harold Milner                >$100,000    $100,000     $ 50,000    $  50,000          $  50,000            >$100,000
-----------------------------------------------------------------------------------------------------------------------------------
                                          $ 10,001-    $ 10,001-                      $  10,001-
Raymond Noveck               >$100,000    $ 50,000     $  50,000       $0             $  50,000            >$100,000
-----------------------------------------------------------------------------------------------------------------------------------
                             $ 10,001-                                                                      $ 10,001-
David Silverman, MD          $ 50,000        $0           $0          $0                 $0                 $ 50,000
-----------------------------------------------------------------------------------------------------------------------------------
Steven B. Dodge                  $0           $0           $0          $0                 $0                    $0
-----------------------------------------------------------------------------------------------------------------------------------
                             $ 50,001-
David I. Fuente              $ 100,000        $0           $0          $0                 $0                    $0
-----------------------------------------------------------------------------------------------------------------------------------

^ Ronald Baron, the chairman and chief executive officer of BAMCO, Inc., the Adviser to the Funds, owns beneficially in excess of $90 million of registered investment companies managed by BAMCO.

* Morty Schaja, the president of BAMCO, Inc., the Adviser to the Funds, owns beneficially in excess of $4 million of registered investment companies managed by BAMCO.

     The officers of the Trust received no compensation from the Trust for the fiscal year ended September 30, 2003. The Trustees of the Funds received the following compensation from the Funds for the fiscal year ended September 30, 2003:

                                               Pension or                               Total
                                               Retirement          Estimated         Compensation
                           Aggregate            Benefits             Annual         From Fund and
                         Compensation       Accrued as Part      Benefits Upon       Fund Complex
Name                    From the Funds     of Funds Expenses       Retirement      Paid to Trustees
---------------------------------------------------------------------------------------------------
Interested:
Ronald Baron                $     0       N/A                   N/A                    $     0
---------------------------------------------------------------------------------------------------
Linda S. Martinson          $     0       N/A                   N/A                    $     0
---------------------------------------------------------------------------------------------------
Morty Schaja                $     0       N/A                   N/A                    $     0
---------------------------------------------------------------------------------------------------
Non-Interested:
Norman Edelcup              $16,250       N/A                   N/A                    $16,250
---------------------------------------------------------------------------------------------------
Charles Mathewson           $ 6,250       N/A                   N/A                    $ 6,250
---------------------------------------------------------------------------------------------------
Harold Milner               $13,750       N/A                   N/A                    $13,750
---------------------------------------------------------------------------------------------------
Raymond Noveck              $15,625       N/A                   N/A                    $15,625
---------------------------------------------------------------------------------------------------
David Silverman             $13,750       N/A                   N/A                    $13,750
---------------------------------------------------------------------------------------------------
Steven B. Dodge               N/A         N/A                   N/A                      N/A
---------------------------------------------------------------------------------------------------
David I. Fuente               N/A         N/A                   N/A                      N/A
---------------------------------------------------------------------------------------------------

BOARD OF TRUSTEES RECOMMENDATION

     The Board of Trustees of the Trust recommends that each nominee listed above be elected to serve as a trustee until he or she ceases to be a trustee (including upon election of a successor at a meeting of shareholders.)

REQUIRED VOTE

     Election of individual Trustees requires an affirmative vote of a plurality of all shares voting if a quorum is present. THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE IN FAVOR OF EACH NOMINEE.

     PROPOSAL 2 asks shareholders of Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron iOpportunity Fund and Baron Fifth Avenue Growth Fund to change the name of the Trust from Baron Asset Fund to Baron Investment Funds Trust.

BOARD OF TRUSTEES RECOMMENDATION

     The Board of Trustees of the Trust recommend that the name of the Trust be changed. Having the same name for both the Trust and one of its series has caused confusion. The simplest solution would be to rename the Trust.

REQUIRED VOTE

     Approval of Proposal 2 requires the affirmative vote of a majority of the shares represented at the Meeting in person or by proxy and voting on the matter. THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF THE TRUST VOTE IN FAVOR OF THIS PROPOSAL 2.

     PROPOSAL 3 asks shareholders of the Baron Asset Fund series to eliminate certain of its fundamental investment restrictions and replace them with new restrictions. Certain other restrictions would not be changed. The new restrictions would be the same restrictions that Baron Growth Fund, Baron Small Cap Fund and Baron iOpportunity Fund have.

PROPOSED RESTRICTIONS

     The proposed new restrictions are as follows:

     Baron Asset Fund may not:

     1. Issue senior securities or borrow money or utilize leverage in excess of 25% of its net assets (plus 5% for emergency or other short-term purposes) from banks from time to time.

     2. Except as described in the prospectus or SAI, engage in short-sales, purchase securities on margin or maintain a net short position.

     3. Purchase or sell commodities or commodity contracts except for hedging purposes and in conformity with regulations of the Commodities Futures Trading Commission such that the Fund would not be considered a commodity pool.

     4. Purchase or sell oil and gas interests or real estate. Debt or equity securities issued by companies engaged in the oil, gas or real estate business are not considered oil or gas interests or real estate for purposes of this restriction. First mortgage loans and other direct obligations secured by real estate are not considered real estate for purposes of this restriction.

     5. Make loans, except to the extent the purchase of debt obligations of any type (including repurchase agreements and corporate commercial paper) are considered loans and except that the Fund may lend portfolio securities to qualified institutional investors in compliance with requirements established from time to time by the Securities and Exchange Commission and the securities exchanges where such securities are traded.

     6. Invest more than 15% of its assets in restricted or illiquid securities, including repurchase agreements maturing in more than seven days.

     These restrictions would replace the following existing restrictions:

     Baron Asset Fund may not:

     1. Issue senior securities except in connection with any permitted borrowing where the Fund is deemed to have issued a senior security;

     2. Borrow money except from banks for temporary purposes in an amount not exceeding 5% of the Fund's net assets at the time the borrowing is made;

     3. Purchase securities on margin except for short-term credit necessary for the clearance of portfolio transactions;

     4. Make short sales of securities, maintain a short position, or write put options;

     5.   Purchase or sell commodities or commodity contracts;

     6. Purchase or sell real estate or real estate mortgage loans or invest in the securities of real estate companies unless such securities are publicly traded;

     7.   Invest in oil, gas or mineral-related programs or leases;

     8.   Invest  more  than 10% of the  value of the  Fund's  total  assets  in
          securities   which  are   restricted  or  illiquid  or  in  repurchase
          agreements maturing or terminable in more than seven days;

     9. Invest in securities of other open end investment companies (except in connection with a merger, consolidation or other reorganization and except for the purchase of shares of registered open-end money market mutual funds if double advisory fees are not assessed), invest more than 5% of the value of the Fund's total assets in more than 3% of the total outstanding voting securities of another investment company or more than 10% of the value of the Fund's total assets in securities issued by other investment companies;

     10. Make loans to other persons, except up to 10% of the value of the Fund's total assets in loans of portfolio securities and except to the extent that the purchase of publicly traded debt securities and the entry into repurchase agreements in accordance with the Fund's investment objective and policies may be deemed to be loans;

     11. Mortgage, pledge or hypothecate any portfolio securities owned or held by the Fund, except as may be necessary in connection with permitted borrowing;

     12. Invest more than 5% of its total assets in warrants to purchase common stock;

     13. Purchase securities of any issuer with a record of less than three years' continuous operation, including predecessors, except obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if such purchase would cause the investments of the Fund in all such issuers to exceed 5% of the value of the total assets of the Fund; or

     14. Purchase or retain any securities of an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Fund, or is a member, officer or Director of the Adviser, if after the purchase of the securities of such issuer by the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value.

BOARD OF TRUSTEES RECOMMENDATION

     The Board of Trustees of the Trust recommend the elimination of the existing investment restrictions and the adoption of the new investment restrictions. The Board believes that the new restrictions are reasonable and fair and that many of the old restrictions are outdated. The Board believes that this change will allow the Adviser more ability to better manage the portfolio and will facilitate its administration. The Board does not believe that the changes will materially increase the risks in connection with, the Fund.

EXPLANATION OF PROPOSED CHANGES AND RISK FACTORS:

     PROPOSED ITEM 1 is similar to the existing restriction number 1, except that is would allow the Fund to borrow up to 30% of its net assets. The Fund is currently allowed to borrow up to 5% of its net assets for temporary purposes. To the extent the Fund borrows, it must maintain continuous asset coverage of 300% of the amount borrowed. Such borrowing has special risks. Any amount borrowed will be subject to interest costs that may or may not exceed the appreciation of the securities purchased.

     PROPOSED ITEM 2 allows the Fund to utilize margin or short sales, if and as disclosed in the prospectus. Currently the Fund is not authorized to utilize margin or maintain a short position. The change will allow the Fund to take advantage of perceived market conditions, but BAMCO, Inc., the adviser to the Fund (the "Adviser"), does not believe this would be a significant part of the investment program. The risks associated with margin transactions are the same as in item 1 above. The Fund has to borrow the security it wishes to sell short. The market value of the security sold short may increase and the Fund would lose money because it will have to pay a higher price to repurchase the borrowed stock when it closes its short position. The loss of value on a short sale is theoretically unlimited if the Fund is unable to close out a short position at an acceptable price or time.

     PROPOSED ITEM 3 allows the Fund to engage in commodities transactions for hedging purposes only. Currently the Fund cannot engage in commodities transactions for any purpose. The Adviser does not believe that this would be a significant part of the Fund's investment program, but would like the ability to utilize appropriate hedging techniques should market conditions warrant. The hedging technique may be not be successful and the market conditions could change, resulting in the hedge reducing the value of the portfolio.

     PROPOSED ITEM 4 is similar to the existing restrictions numbers 6 and 7. The language is different but the restriction is the same, namely that the Fund may not invest directly in real estate or oil and gas ventures, but it can purchase securities of companies engaged in those businesses.

     PROPOSED ITEM 5 would allow the Fund to loan its portfolio securities to qualified institutional investors in accordance with then-current Securities and Exchange Commission requirements. Currently the Fund is allowed to loan up to 10% of its portfolio securities. The Adviser does not believe this would be a significant part of the Fund's investment program. Historically the Fund has not engaged in stock loan.

     PROPOSED ITEM 6 would increase the percentage of the Fund's assets that could be invested in restricted or illiquid securities to 15% from 10%. The Adviser believes that the additional 5% gives it more flexibility in managing the portfolio and gives it additional investment opportunities. There is also additional risk. The absence of a trading market could make it difficult to ascertain a market value for illiquid positions. The Fund's net asset value could be adversely affected if there were no ready buyer at an acceptable price at the time the Fund decided to sell. Time consuming negotiations and expenses could occur in disposing of the shares.

     In addition to the revisions described above, existing items 4, 9, 12 and 14 would be eliminated. The reasons are described below.

     ITEM 4 prohibits the Fund from engaging in short sales and writing put options. The short sales are addressed in new item 2. The Fund is currently authorized to engage in other types of options transactions (it may write covered call options and purchase put options), but the Adviser would like the ability to, like the other Baron Funds, write put options and purchase call options where consistent with the prospectus and where market conditions warrant. A put option gives the purchaser of the option the right to sell, and when exercised, obligates the writer to buy, the underlying security at the exercise price. A call option gives the purchaser of the option the right to buy, and when exercised, obligates the writer to buy, the underlying security at the exercise price. Options may fail as hedging techniques in cases where the price movements of the securities underlying the options do not follow the price movements of the portfolio securities subject to the hedge. Gains on investments in options and derivatives depend on the Adviser's ability to anticipate correctly the direction of stock prices, interest rates, and other economic factors. Options may lose all their value in a relatively short period of time.


     ITEM 9 prohibits the Fund from investing in other investment companies. The Adviser believes that this should not be a fundamental restriction but should be governed by what the prospectus allows the Fund to do. The Fund has never had significant investments in other investment companies and the Adviser has no present intention of changing that policy.

     ITEM 12 prohibits the Fund from investing more than 5% of its total assets in warrants to purchase common stock. The Adviser believes that this should not be a fundamental restriction, but should be governed by what the prospectus allows the Fund to do. From time-to-time the Fund has owned warrants, but it is not a significant part of the management of the portfolio.

     ITEM 14 prohibits the Fund from owning securities of an issuer whose officers, directors, etc. are officers, directors, etc. of the Fund where such persons own certain percentages of the issuer's securities. The Adviser believes the Fund should not be restricted from owning shares of an issuer because an officer or director also owns shares. The restriction was originally adopted because securities laws at the time required it, but those restrictions are no longer required and the Adviser believes this should not remain a fundamental policy of the Fund.

REQUIRED VOTE

     Approval of Proposal 3 requires the affirmative vote of the lesser of: (a) 67% of the Baron Asset Fund series' shares present at the Meeting if a majority of such shares are present in person or by proxy or (b) more than 50% of the outstanding shares of the Baron Asset Fund series' shares. It is intended that the enclosed proxy will be voted for the six new investment restrictions proposed unless authority is withheld in the proxy. If there are not enough votes to pass any particular restriction, the existing restriction will remain in effect. THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE IN FAVOR OF THIS PROPOSAL 3.

ADDITIONAL INFORMATION

     The name and address of the Investment Adviser is BAMCO, Inc., 767 Fifth Avenue, 49th Floor, New York, New York, 10153. The cost of preparing, printing and mailing the proxy, notice and Proxy Statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or other means, will be paid by the Funds, proportionately.

     The name and address of the principal underwriter and distributor is Baron Capital, Inc., 767 Fifth Avenue, 49th Floor, New York, New York, 10153.

     It is expected that the solicitation of proxies will be primarily by mail. A proxy solicitation firm may be engaged to assist in the solicitation of proxies. To the extent that votes are not received, the proxy solicitation firm may contact shareholders by telephone. Shareholders may authorize the proxy solicitation firm to execute proxies on their behalf, by telephone or through the Internet. Proxies that are obtained by telephone authorization will be recorded in accordance with procedures that are reasonably designed to ensure that the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

     When soliciting telephonic proxies, the representative is required to ask for each shareholder's full name, address, social security or tax identification number, and the number of shares owned to confirm that the shareholder has received the Proxy Statement and proxy card in the mail. If the information is consistent, the proxy solicitor would explain the voting process and the proposals and ask for the shareholder's voting instructions. The proxy solicitor would not recommend to the shareholder how to vote, other than to read any recommendations set forth in the Proxy Statement. The proxy solicitation firm confirms the voting instructions to the shareholder promptly by letter or mailgram.

     Shareholders who want to vote by electronic proxy rather than mailing back the proxy card, may do so by accessing the Internet website indicated on the proxy card or by calling the toll-free number referenced on the proxy card. The shareholder will be prompted to provide his or her control number that appears on the proxy card. If the information is correctly entered, the shareholder will be provided with instructions, and the opportunity to enter votes. Confirmation of telephone voting instructions are done immediately over the phone, while the shareholder will be sent electronic confirmation of the voting instructions by e-mail.

     Proxies may also be voted by filling out the proxy card sent with the Proxy Statement and returning it to the Fund. For replacement proxy cards or additional information, please call the Fund at 1-800-992-2766. Any proxy given by a shareholder, whether in writing or by telephone, is revocable. Shareholders may attend the meeting in person.

     There is only one class of shares for each Fund, and each share is entitled to one vote. There is no cumulative voting. At the close of business on September 8, 2004, the record date for determination of shareholders entitled to notice and to vote at the Meeting, the number of outstanding shares of beneficial interest for each of the Funds is as follows:

    NAME OF FUND                                 SHARES OUTSTANDING
    ------------                                -------------------

    Baron Asset Fund ........................     42,093,741.504
    Baron Growth Fund .......................     79,511,027.241
    Baron Small Cap Fund ....................     92,029,086.661
    Baron iOpportunity Fund .................     18,206,263.021
    Baron Fifth Avenue Growth Fund ..........      4,555,637.860


     As of July 31, 2004, the record date, the following chart lists those shareholders who beneficially owned as much as 5% of the outstanding shares of capital stock of each Fund, and also shows the aggregate holdings of persons affiliated with the Funds and the Adviser:

                                                                                       AFFILIATED
                                                                                        PERSONS'
                                                                                        AGGREGATE
                                         NAME OF                     OWNERSHIP          OWNERSHIP
NAME OF FUND                            5% OWNER                    PERCENTAGE         PERCENTAGE
-------------------- ---------------------------------------------- ------------ ----------------------
BARON ASSET FUND     Clients of Charles Schwab & Co., Inc.            32.57%     Officers and Trustees
                                                                                 as a group, own less
                                                                                 than 1%.
                     Clients of National Financial Services Corp.     19.74%
-------------------------------------------------------------------------------------------------------
BARON GROWTH FUND    Clients of Charles Schwab & Co., Inc.            19.70%     Officers and Trustees
                                                                                 as a group, own less
                                                                                 than 1%.
                     Clients of National Financial Services Corp.     31.17%
-------------------------------------------------------------------------------------------------------
BARON SMALL
CAP FUND             Clients of Charles Schwab & Co., Inc.            32.88%     Officers and Trustees
                                                                                 as a group, own less
                                                                                 than 1%.
                     Clients of National Financial Services Corp.     19.61%
-------------------------------------------------------------------------------------------------------
BARON iOPPORTUNITY   Clients of Charles Schwab & Co., Inc.            48.67%     Ronald Baron 2.36%
  FUND                                                                           Morty Schaja  1.13%
                                                                                 Officers and Trustees
                                                                                 other than Mr. Baron
                                                                                 and Mr. Schaja, as
                                                                                 a group, own less
                                                                                 than 1%.
-------------------------------------------------------------------------------------------------------

                                                                                      AFFILIATED
                                                                                       PERSONS'
                                                                                       AGGREGATE
                                        NAME OF                      OWNERSHIP         OWNERSHIP
NAME OF FUND                           5% OWNER                    PERCENTAGE         PERCENTAGE
------------------- ---------------------------------------------- ------------ ----------------------
BARON FIFTH AVENUE
GROWTH FUND         Clients of Charles Schwab & Co., Inc.           29.60%      Ronald Baron 8.74%*
                    Charles N. Mathewson Trust U/A07/22/92          13.28%      Morty Schaja 2.14%
                    Clients of National Investors Services Corp.     6.16%      Mitch Rubin 2.08%
                    Theresa Berman & Lyle A. Berman &                           Officers and Trustees
                    Sharon Berman Snyder Trust U/A10/10/90           5.31%      other than Mr. Baron,
                                                                                Mr. Schaja and Mr.
                                                                                Rubin, as a group,
                                                                                own less than 1%.
------------------------------------------------------------------------------------------------------

     * The 8.74% reported includes shares controlled by Mr. Baron through his ownership of BAMCO, Inc.

OTHER MATTERS TO COME BEFORE THE MEETING

     The Board is not aware of any other business to be brought before the Special Meeting. Should any other matters requiring a shareholder vote arise, it is the intention that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

     SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE SPECIAL MEETING ARE URGED TO SIGN AND DATE THE ENCLOSED PROXY CARD AND PROMPTLY RETURN IT IN THE ENCLOSED ENVELOPE WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES OR VOTE BY TOLL-FREE TELEPHONE CALL OR AT THE WEB-SITE. TO AVOID THE EXPENSE OF FURTHER SOLICITATION, PLEASE VOTE PROMPTLY.

SHAREHOLDER PROPOSALS

     Any shareholder proposal to be included in the proxy statement for the Fund's next meeting of shareholders must be received by the Fund within a reasonable period of time prior to that meeting. The Fund is not required to hold annual meetings of shareholders and has no current plan to hold a shareholder meeting in the next year.


                                       By order of the Board of Trustees

                                       /s/ Linda S. Martinson

                                           Linda S. Martinson
                                           Secretary

(Proxy Card)


[registered log]    BARON FUNDS
B A R O N           P.O. BOX 9132
F U N D S(r)        HINGHAM, MA 02043-9132


--------------------------------------------------------------------------------
THREE EASY WAYS TO VOTE THIS FORM

READ THE PROXY STATEMENT AND HAVE THIS FORM AT HAND.

TELEPHONE:     Call 1-888-221-0697 and follow the recorded instructions.
INTERNET:      Go to www.proxyweb.com and follow the on-screen instructions.
MAIL:          Check the appropriate box on the reverse side of this Form, sign and date below, and return in the postage-paid envelope provided.

IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL THIS FORM.
--------------------------------------------------------------------------------

BARON ASSET FUND o BARON GROWTH FUND o BARON SMALL CAP FUND
BARON iOPPORTUNITY FUND o BARON FIFTH AVENUE GROWTH FUND

FUND NAME PRINTS HERE         THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES

The undersigned hereby appoints Ronald Baron, President and CEO and Morty Schaja, Senior Vice President and COO and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron iOpportunity Fund and Baron Fifth Avenue Growth Fund (the Funds) which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Fund to be held at Avery Fisher Hall, Lincoln Center, 10 Lincoln Center Plaza, New York, NY 10023 on October 22, 2004 at 1:00 p.m. eastern time, and any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein, in their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

Either of the proxies present and acting at the Meeting in person or by substitute shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made as to any Proposal, this proxy will be voted FOR the Proposal. Please refer to the Proxy Statement for a discussion of each of the Proposals.


PLEASE VOTE, DATE, AND SIGN BELOW AND RETURN PROMPTLY IN ENCLOSED ENVELOPE
--------------------------------------------------------------------------

Date
    ----------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Shareholder(s) sign here                                       (Sign in the Box)

Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X] PLEASE DO NOT USE FINE POINT PENS.

1)   Election of ten members of the Board of Trustees for the Trust (Baron Asset            Vote FOR all       Vote
     Fund, Baron Growth Fund, Baron Small Cap Fund, Baron  iOpportunity Fund and            Nominees          WITHHELD
     Baron Fifth Avenue Growth Fund):                                                       (except as        FROM ALL
                                                                                            indicated)        NOMINEES
     Nominees: *(01) Ronald Baron       (05) Charles N. Mathewson (09) Steven B. Dodge
               *(02) Linda S. Martinson (06) Howard W. Milner     (10) David I. Fuente
               *(03) Morty Schaja       (07) Raymond Noveck
                (04) Norman S. Edelcup  (08) David Silverman, MD     *Interested Trustee      [   ]             [   ]


-----------------------------------------------------------------------------------------------
Instructions:  To  withhold  authority  to vote FOR any  nominee(s),  write  the nominee(s) number(s) above.


2)   To change the name of the Trust (Baron Asset Fund, Baron Growth Fund, Baron      FOR            AGAINST        ABSTAIN
     Small Cap Fund, Baron iOpportunity Fund and Baron Fifth Avenue Growth Fund)
     from Baron Asset Fund, to Baron Investment Funds Trust.                          [  ]            [  ]           [  ]


3)   Only shareholders of the Baron Asset Fund series may vote for this item. To      FOR            AGAINST        ABSTAIN
     eliminate the fundamental  investment  restrictions of the Baron Asset Fund      (except
     series and replace the restrictions with new restrictions below.                  as
                                                                                      indicated)
                                                                                      [  ]            [  ]           [  ]

     3a.  Leverage up to 25%             3d.  Oil and gas interests
     3b.  Short sales                    3e.  Loans
     3c.  Commodities                    3f.  15% in restricted or illiquid securities

-------------------------------------------------------------------------------
Instructions:  If you wish to  withhold  a vote from a  particular  sub-proposal please write the number and letter(s) of the  sub-proposal on the line above and indicate a Vote  Against or an  Abstention.  Please  refer to  Proposal 3 of the
Proxy Statement.


4)   To transact such other  business as may properly come before the Meeting or       FOR           AGAINST        ABSTAIN
     any adjournment thereof.
                                                                                       [  ]           [  ]           [  ]